DB1/ 154080392.9 _____________________________________________________ NORTHWEST NATURAL HOLDING COMPANY TO U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION Trustee _________ Indenture (For Unsecured Subordinated Debt Securities) Dated as of March 1, 2025 _____________________________________________________ DB1/ 154080392.9 TABLE OF CONTENTS RECITAL OF THE COMPANY............................................................................................................... 1 ARTICLE ONE Definitions and Other Provisions of General Application ................................................. 1 SECTION 101. Definitions. ......................................................................................................... 1 “Act” ................................................................................................................... 2 “Affiliate” ........................................................................................................... 2 “Applicable Tax Law” ........................................................................................ 2 “Authenticating Agent” ...................................................................................... 2 “Authorized Officer” .......................................................................................... 2 “Board of Directors” ........................................................................................... 2 “Board Resolution” ............................................................................................ 2 “Business Day” ................................................................................................... 2 “Commission” .................................................................................................... 3 “Company” ......................................................................................................... 3 “Company Order” or “Company Request”......................................................... 3 “Corporate Trust Office” .................................................................................... 3 “Corporation” ..................................................................................................... 3 “Defaulted Interest” ............................................................................................ 3 “Depositary” ....................................................................................................... 3 “Discount Security” ............................................................................................ 3 “Dollar” or “$” ................................................................................................... 3 “Electronic Means”............................................................................................. 3 “Eligible Obligations” ........................................................................................ 3 “Event of Default” .............................................................................................. 4 “Exchange Act” .................................................................................................. 4 “Execution Date” ................................................................................................ 4 “Government Obligations” ................................................................................. 4 “Governmental Authority” ................................................................................. 4 “Holder” ............................................................................................................. 4 “Indenture” ......................................................................................................... 4 “Instructions” ...................................................................................................... 4 “Interest Payment Date” ..................................................................................... 4 “Investment Securities” ...................................................................................... 4 “Maturity” ........................................................................................................... 5 “Notice of Default” ............................................................................................. 5 “Officer’s Certificate” ........................................................................................ 5 “Opinion of Counsel” ......................................................................................... 5 “Outstanding” ..................................................................................................... 5 “Pari Passu Securities” ....................................................................................... 7 “Paying Agent” ................................................................................................... 7 “Periodic Offering”............................................................................................. 7 “Person” .............................................................................................................. 7 “Place of Payment” ............................................................................................. 7 “Predecessor Security” ....................................................................................... 7 “Redemption Date”............................................................................................. 7 “Redemption Price” ............................................................................................ 7 “Regular Record Date” ....................................................................................... 7 “Required Currency” .......................................................................................... 7 DB1/ 154080392.9 “Responsible Officer”......................................................................................... 7 “Securities” ......................................................................................................... 8 “Securities Act” .................................................................................................. 8 “Security Register” and “Security Registrar” ..................................................... 8 “Senior Indebtedness” ........................................................................................ 8 “Special Record Date” ........................................................................................ 8 “Stated Interest Rate” ......................................................................................... 8 “Stated Maturity” ................................................................................................ 8 “Tranche” ........................................................................................................... 9 “Trust Indenture Act” ......................................................................................... 9 “Trustee” ............................................................................................................. 9 “United States” ................................................................................................... 9 SECTION 102. Compliance Certificates and Opinions. .............................................................. 9 SECTION 103. Form of Documents Delivered to Trustee. ......................................................... 9 SECTION 104. Acts of Holders. ................................................................................................ 10 SECTION 105. Notices, etc. to Trustee and Company. ............................................................. 12 SECTION 106. Notice to Holders of Securities; Waiver. .......................................................... 14 SECTION 107. Conflict with Trust Indenture Act. ................................................................... 14 SECTION 108. Effect of Headings and Table of Contents........................................................ 14 SECTION 109. Successors and Assigns. ................................................................................... 14 SECTION 110. Separability Clause. .......................................................................................... 14 SECTION 111. Benefits of Indenture. ....................................................................................... 14 SECTION 112. Governing Law. ................................................................................................ 15 SECTION 113. Legal Holidays. ................................................................................................ 15 SECTION 114. Force Majeure. .................................................................................................. 15 SECTION 115. Waiver of Jury Trial. ........................................................................................ 15 SECTION 116. USA Patriot Act. ............................................................................................... 16 SECTION 117. Compliance with Applicable Tax Law. ............................................................ 16 ARTICLE TWO Security Forms ................................................................................................................ 16 SECTION 201. Forms Generally. .............................................................................................. 16 SECTION 202. Form of Trustee’s Certificate of Authentication. ............................................. 17 ARTICLE THREE The Securities .............................................................................................................. 17 SECTION 301. Amount Unlimited; Issuable in Series. ............................................................. 17 SECTION 302. Denominations. ................................................................................................. 20 SECTION 303. Execution, Authentication, Delivery and Dating. ............................................. 21 SECTION 304. Global or Temporary Securities. ...................................................................... 23 SECTION 305. Registration, Registration of Transfer and Exchange. ...................................... 24 SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. ........................................... 25 SECTION 307. Payment of Interest; Interest Rights Preserved................................................. 25 SECTION 308. Persons Deemed Owners. ................................................................................. 26 SECTION 309. Cancellation. ..................................................................................................... 26 SECTION 310. Computation of Interest. ................................................................................... 27 SECTION 311. Payment to Be in Proper Currency. .................................................................. 27 SECTION 312. Extension of Interest Payment. ......................................................................... 27 SECTION 313. CUSIP Numbers. .............................................................................................. 28 DB1/ 154080392.9 ARTICLE FOUR Redemption of Securities .............................................................................................. 28 SECTION 401. Applicability of Article..................................................................................... 28 SECTION 402. Election to Redeem; Notice to Trustee. ............................................................ 28 SECTION 403. Selection of Securities to Be Redeemed. .......................................................... 28 SECTION 404. Notice of Redemption. ..................................................................................... 29 SECTION 405. Securities Payable on Redemption Date. .......................................................... 30 SECTION 406. Securities Redeemed in Part. ............................................................................ 30 ARTICLE FIVE Sinking Funds .................................................................................................................. 30 SECTION 501. Applicability of Article..................................................................................... 30 SECTION 502. Satisfaction of Sinking Fund Payments with Securities. .................................. 31 SECTION 503. Redemption of Securities for Sinking Fund. .................................................... 31 ARTICLE SIX Covenants .......................................................................................................................... 32 SECTION 601. Payment of Principal, Premium and Interest. ................................................... 32 SECTION 602. Maintenance of Office or Agency. ................................................................... 32 SECTION 603. Money for Securities Payments to Be Held in Trust. ....................................... 32 SECTION 604. Corporate Existence. ........................................................................................ 34 SECTION 605. Annual Officer’s Certificate as to Compliance. ............................................... 34 SECTION 606. Waiver of Certain Covenants. .......................................................................... 34 SECTION 607. Restrictions on Dividends and Debt Payments................................................. 34 ARTICLE SEVEN Satisfaction and Discharge .......................................................................................... 35 SECTION 701. Satisfaction and Discharge of Securities. ......................................................... 35 SECTION 702. Satisfaction and Discharge of Indenture. .......................................................... 37 SECTION 703. Application of Trust Money. ............................................................................ 38 ARTICLE EIGHT Events of Default; Remedies ........................................................................................ 38 SECTION 801. Events of Default. ............................................................................................. 38 SECTION 802. Acceleration of Maturity; Rescission and Annulment. .................................... 40 SECTION 803. Collection of Indebtedness and Suits for Enforcement by Trustee. ................. 41 SECTION 804. Trustee May File Proofs of Claim. ................................................................... 41 SECTION 805. Trustee May Enforce Claims Without Possession of Securities. ..................... 42 SECTION 806. Application of Money Collected. ..................................................................... 42 SECTION 807. Limitation on Suits. .......................................................................................... 42 SECTION 808. Unconditional Right of Holders to Receive Principal, Premium and Interest. ............................................................................................................. 43 SECTION 809. Restoration of Rights and Remedies. ............................................................... 43 SECTION 810. Rights and Remedies Cumulative. ................................................................... 43 SECTION 811. Delay or Omission Not Waiver. ....................................................................... 44 SECTION 812. Control by Holders of Securities. ..................................................................... 44 SECTION 813. Waiver of Past Defaults. ................................................................................... 44 SECTION 814. Undertaking for Costs. ..................................................................................... 45 SECTION 815. Waiver of Usury, Stay or Extension Laws. ...................................................... 45 ARTICLE NINE The Trustee ..................................................................................................................... 45

DB1/ 154080392.9 SECTION 901. Certain Duties and Responsibilities. ................................................................. 45 SECTION 902. Notice of Defaults. ........................................................................................... 46 SECTION 903. Certain Rights of Trustee.................................................................................. 47 SECTION 904. Not Responsible for Recitals or Issuance of Securities. ................................... 48 SECTION 905. May Hold Securities. ........................................................................................ 49 SECTION 906. Money Held in Trust. ....................................................................................... 49 SECTION 907. Compensation and Reimbursement. ................................................................. 49 SECTION 908. Disqualification; Conflicting Interests. ............................................................ 50 SECTION 909. Corporate Trustee Required; Eligibility. .......................................................... 50 SECTION 910. Resignation and Removal; Appointment of Successor. ................................... 51 SECTION 911. Acceptance of Appointment by Successor. ...................................................... 52 SECTION 912. Merger, Conversion, Consolidation or Succession to Business. ...................... 53 SECTION 913. Preferential Collection of Claims Against Company. ...................................... 53 SECTION 914. Co-trustee and Separate Trustees. .................................................................... 54 SECTION 915. Appointment of Authenticating Agent. ............................................................ 55 ARTICLE TEN Holders’ Lists and Reports by Trustee and Company ...................................................... 56 SECTION 1001. Lists of Holders. ............................................................................................... 56 SECTION 1002. Reports by Trustee and Company. ................................................................... 57 ARTICLE ELEVEN Consolidation, Merger, Conveyance or Other Transfer ........................................... 57 SECTION 1101. Company May Consolidate, etc., Only on Certain Terms. ............................... 57 SECTION 1102. Successor Entity Substituted. ........................................................................... 58 SECTION 1103. Limitation. ........................................................................................................ 58 ARTICLE TWELVE Supplemental Indentures.......................................................................................... 58 SECTION 1201. Supplemental Indentures Without Consent of Holders. ................................... 58 SECTION 1202. Supplemental Indentures With Consent of Holders. ........................................ 60 SECTION 1203. Execution of Supplemental Indentures. ............................................................ 62 SECTION 1204. Effect of Supplemental Indentures. .................................................................. 62 SECTION 1205. Conformity With Trust Indenture Act. ............................................................. 62 SECTION 1206. Reference in Securities to Supplemental Indentures. ....................................... 62 SECTION 1207. Modification Without Supplemental Indenture. ............................................... 62 ARTICLE THIRTEEN Meetings of Holders; Action Without Meeting .................................................... 63 SECTION 1301. Purposes for Which Meetings May Be Called. ................................................ 63 SECTION 1302. Call, Notice and Place of Meetings. ................................................................. 63 SECTION 1303. Persons Entitled to Vote at Meetings. .............................................................. 63 SECTION 1304. Quorum; Action. ............................................................................................... 64 SECTION 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings................................................................................. 64 SECTION 1306. Counting Votes and Recording Action of Meetings. ....................................... 65 SECTION 1307. Action Without Meeting. .................................................................................. 66 DB1/ 154080392.9 ARTICLE FOURTEEN Subordination of Securities ................................................................................. 66 SECTION 1401. Securities Subordinate to Senior Indebtedness. ................................................ 66 SECTION 1402. Payment Over of Proceeds of Securities. ......................................................... 66 SECTION 1403. Disputes with Holders of Certain Senior Indebtedness. ................................... 68 SECTION 1404. Subrogation. ..................................................................................................... 68 SECTION 1405. Obligation of the Company Unconditional. ..................................................... 68 SECTION 1406. Priority of Senior Indebtedness Upon Maturity. .............................................. 69 SECTION 1407. Trustee as Holder of Senior Indebtedness; Preservation of Trustee’s Rights................................................................................................................ 69 SECTION 1408. Notice to Trustee to Effectuate Subordination. ................................................ 69 SECTION 1409. Modification, Extension, etc. of Senior Indebtedness. ..................................... 70 SECTION 1410. Trustee and Paying Agent Have No Duty and No Fiduciary Duty to Holders of Senior Indebtedness. ....................................................................... 70 SECTION 1411. Paying Agents Other Than the Trustee. ........................................................... 70 SECTION 1412. Rights of Holders of Senior Indebtedness Not Impaired. ................................. 71 SECTION 1413. Effect of Subordination Provisions; Termination. ............................................ 71 ARTICLE FIFTEEN Immunity of Incorporators, Shareholders, Officers and Directors ........................... 71 SECTION 1501. Liability Solely Corporate. ............................................................................... 71 DB1/ 154080392.9 NORTHWEST NATURAL HOLDING COMPANY Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of March 1, 2025 Trust Indenture Act Section Indenture Section §310 (a)(1) ........................................................................................................... 909 (a)(2) ........................................................................................................... 909 (a)(3) ........................................................................................................... 914(b) (a)(4) ........................................................................................................... Not Applicable (b) .............................................................................................................. 908 .............................................................................................................. 910 §311 (a) .............................................................................................................. 913 (b) .............................................................................................................. 913 §312 (a) .............................................................................................................. 1001 (b) .............................................................................................................. 1001 (c) .............................................................................................................. 1001 §313 (a) .............................................................................................................. 1002 (b) .............................................................................................................. 1002 (c) .............................................................................................................. 1002 (d) .............................................................................................................. 1002 §314 (a) .............................................................................................................. 1002 (a)(4) ........................................................................................................... 605 (b) .............................................................................................................. Not Applicable (c)(1) ........................................................................................................... 102 (c)(2) ........................................................................................................... 102 (c)(3) ........................................................................................................... Not Applicable (d) .............................................................................................................. Not Applicable (e) .............................................................................................................. 102 §315 (a) .............................................................................................................. 901 .............................................................................................................. 903 (b) .............................................................................................................. 902 (c) .............................................................................................................. 901 (d) .............................................................................................................. 901 (e) .............................................................................................................. 814 §316 (a) .............................................................................................................. 812 .............................................................................................................. 813 (a)(1)(A) ...................................................................................................... 802 .............................................................................................................. 812 (a)(1)(B) ...................................................................................................... 813 (a)(2) ........................................................................................................... Not Applicable (b) .............................................................................................................. 808 §317 (a)(1) ........................................................................................................... 803 (a)(2) ........................................................................................................... 804 (b) .............................................................................................................. 603 §318 (a) .............................................................................................................. 107 Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture. DB1/ 154080392.9 INDENTURE (For Unsecured Subordinated Debt Securities), dated as of March 1, 2025 (the “Execution Date”), among NORTHWEST NATURAL HOLDING COMPANY, a corporation duly organized and existing under the laws of the State of Oregon (herein called the “Company”), having its principal office at 250 SW Taylor Street, Portland, Oregon 97204, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association having its principal corporate trust office at 100 Wall Street, 6th Floor, New York, New York 10005, as Trustee (herein called the “Trustee”). RECITAL OF THE COMPANY The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the “Securities”), in an unlimited aggregate principal amount to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture. NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of all Holders of the Securities or of any series thereof, as follows: ARTICLE ONE Definitions and Other Provisions of General Application SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (b) all terms used herein without definition which are defined in the Trust Indenture Act as in effect on the Execution Date, either directly or by reference therein, have the meanings assigned to them therein; (c) all terms used herein without definition which are defined in the Uniform Commercial Code of New York as in effect on the Execution Date shall have the meanings assigned to them therein; (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the Execution Date;

DB1/ 154080392.9 -2- provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; (e) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and (f) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture. Certain terms, used principally in Article Nine, are defined in that Article. “Act,” when used with respect to any Holder of a Security, has the meaning specified in Section 104. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Applicable Tax Law” has the meaning specified in Section 116. “Authenticating Agent” means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 915 to act on behalf of the Trustee to authenticate one or more series of Securities or any Tranche thereof. “Authorized Officer” means the Chairman of the Board of Directors, the Vice Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer or any other officer, manager or agent of the Company duly authorized pursuant to a Board Resolution to act in respect of matters relating to this Indenture. “Board of Directors” means either the board of directors, board of managers or similar governing body of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture. “Board Resolution” means a copy of a resolution or resolutions certified by the Secretary, an Assistant Secretary or an Authorized Officer of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. “Business Day,” when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed or which is not a day on which the Corporate Trust Office is closed for business, except as may be otherwise specified as contemplated by Section 301. DB1/ 154080392.9 -3- “Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the Execution Date such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time. “Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person. “Company Order” or “Company Request” means, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer and delivered to the Trustee. “Corporate Trust Office” means the corporate trust office of the Trustee in the Place of Payment for Securities at which, at any particular time, its corporate trust business shall be principally administered, which office at the Execution Date is located at 100 Wall Street, 6th Floor, New York, New York 10005, or such other address as the Trustee may designate from time to time, with the consent of the Company, by notice to the Holders and the Company; provided that copies of all notices and any other documents delivered to the Corporate Trust Office shall also be sent to the Trustee pursuant to the requirements of Section 105. “Corporation” means a corporation, association, company, limited liability company, partnership, limited partnership, joint stock company, statutory trust, or other business entity, and references to “corporate” and other derivations of “corporation” herein shall be deemed to include appropriate derivations of such entities. “Defaulted Interest” has the meaning specified in Section 307. “Depositary” means The Depository Trust Company or other clearing corporation or securities intermediary that holds Securities of the applicable series in its name, or in the name of its nominee, for its participants, entitlement holders or beneficial owners. “Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802. The term “interest” with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate. “Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts. “Electronic Means” means the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified in writing by the Trustee as available for use in connection with its services hereunder. “Eligible Obligations” means: (a) with respect to Securities denominated in Dollars, Government Obligations or, if specified pursuant to Section 301 with respect to any Securities, other Investment Securities; or DB1/ 154080392.9 -4- (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301. “Event of Default” has the meaning specified in Section 801. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time, or any successor legislation. “Execution Date” has the meaning specified in the first paragraph of this Indenture. “Government Obligations” means securities which are (a) (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act, which may include the Trustee or any Paying Agent) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt. “Governmental Authority” means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing. “Holder” means a Person in whose name a Security is registered in the Security Register. “Indenture” means this instrument, as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term “Indenture” shall also include the provisions or terms of particular series of Securities established in any Officer’s Certificate, Board Resolution or Company Order delivered pursuant to Sections 201, 301, 303 and 1207. “Instructions” has the meaning specified in Section 105. “Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security. “Investment Securities” means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest-bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Paying Agent) or savings and loan association which has outstanding securities rated by a nationally-recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or DB1/ 154080392.9 -5- in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities; (c) bankers’ acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally-recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally-recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities; (e) bonds or other obligations of any agency or instrumentality of the United States; (f) corporate debt securities which are rated by a nationally-recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally-recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee or any Paying Agent is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses (a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such. “Maturity,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise. “Notice of Default” means a written notice of the kind specified in Section 801(c). “Officer’s Certificate” means a certificate signed by an Authorized Officer and delivered to the Trustee. “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company or an Affiliate of the Company, or an individual who is an employee of the Company or an Affiliate of the Company, and who shall be acceptable to the Trustee. “Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (a) Securities theretofore paid, redeemed, canceled or delivered to the Security Registrar for cancellation; (b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 701 (whether or not the Company’s indebtedness in respect thereof shall be satisfied and discharged for any other purpose) or deemed to have been paid in accordance with the terms of the Securities; and

DB1/ 154080392.9 -6- (c) Securities, the principal of and premium, if any, and interest, if any, on which have been fully paid pursuant to the third paragraph of Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a protected purchaser or purchasers, as this term is defined in the Uniform Commercial Code of the State of New York as in effect on the Execution Date, in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities, (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture or all Outstanding Securities of all such series and Tranches, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802; and (z) the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case (A) based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above and (B) certified to the Trustee in an Officer’s Certificate (on which the Trustee may conclusively rely); provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be DB1/ 154080392.9 -7- Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid. “Pari Passu Securities” means (i) indebtedness and other securities that, among other things, by its terms ranks equally with the Securities of any series, in right of payment and upon liquidation; (ii) guarantees of indebtedness or other securities described in clause (i), and (iii) trade accounts payable and accrued liabilities arising in the ordinary course of business of the Company, with respect to the Securities of any series. “Paying Agent” means any Person, including the Company or any Affiliate of the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company. “Periodic Offering” means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest or formula for determining the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of Section 303. “Person” means any individual, Corporation, partnership, limited liability partnership, joint venture, trust or unincorporated organization or any Governmental Authority. “Place of Payment,” when used with respect to the Securities of any series, or any Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable. “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security. “Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture. “Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest. “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301. “Required Currency” has the meaning specified in Section 311. “Responsible Officer,” when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any similar or successor group of the Trustee), including any vice president, assistant vice president, assistant secretary, senior associate, associate, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred DB1/ 154080392.9 -8- because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture. “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture. “Securities Act” means, as of any time, the Securities Act of 1933, as amended, or any successor statute, as in effect at such time. “Security Register” and “Security Registrar” have the respective meanings specified in Section 305. “Senior Indebtedness” except as otherwise specified as contemplated by Section 301 for the Securities of a series, means all of the Company’s obligations, as the case may be, whether presently existing or from time to time hereafter incurred, created, assumed or existing, to pay principal, premium, interest, penalties, fees and any other payment in respect of any of the following: (a) obligations for borrowed money, including without limitation, such obligations as are evidenced by credit agreements, notes, debentures, bonds or other securities or instruments; (b) capitalized lease obligations; (c) all obligations of the types referred to in clauses (a) and (b) above of others which the Company has assumed, endorsed, guaranteed, contingently agreed to purchase or provide funds for the payment of, or otherwise becomes liable for, under any agreement; or (d) all renewals, extensions or refundings of obligations of the kinds described in any of the preceding categories. unless, in the case of any particular obligation, indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such obligation, indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Securities; and provided further that trade accounts payable and accrued liabilities arising in the ordinary course of business shall not be deemed to be Senior Indebtedness. “Special Record Date” for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307. “Stated Interest Rate” means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company’s obligations are evidenced or secured in whole or in part by such Security. “Stated Maturity,” when used with respect to any Security or any other obligation, or any installment of principal thereof or interest thereon, means the date on which the principal of such Security or other obligation, or such installment of principal or interest, is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension). DB1/ 154080392.9 -9- “Tranche” means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance. “Trust Indenture Act” means, as of any time, the Trust Indenture Act of 1939, as amended, or any successor statute, as in effect at such time. “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have been appointed pursuant to Section 910 or otherwise have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series. “United States” means the United States of America, its Territories, its possessions and other areas subject to its jurisdiction. SECTION 102. Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that in the opinion of the Authorized Officer executing such Officer’s Certificate all conditions precedent, if any, provided for in this Indenture relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include: (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with. SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

DB1/ 154080392.9 -10- Any certificate or opinion of an officer of the Company may be based (without further examination or investigation), insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion are based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be rendered, insofar as it relates to matters of New York law, in reliance on an opinion of New York counsel, which may be an opinion contemporaneously delivered to a third party or parties and shall expressly permit such reliance. Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument under this Indenture, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument. Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer’s Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid. SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing DB1/ 154080392.9 -11- appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section. (c) The ownership, principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register. (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice to the Trustee by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven. (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche. (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, with written notice to the Trustee (upon which the Trustee may conclusively rely), fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, DB1/ 154080392.9 -12- direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date. Any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain Outstanding after such record date. SECTION 105. Notices, etc. to Trustee and Company. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by direct written electronic means (such means of delivery being acceptable to the Trustee) to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or delivered by registered or certified mail or reputable overnight courier, charges prepaid, to the applicable address set forth for such party below or to such other address as either party hereto may from time to time designate by written notice: If to the Trustee, to: U.S. Bank Trust Company, National Association 100 Wall Street, 6th Floor New York, New York 10005 Attention: Shannon Matthews, Client Manager Telephone: 412-297-0317 Email: shannon.matthews@usbank.com If to the Company, to: Northwest Natural Holding Company 250 SW Taylor Street Portland, Oregon 97294 Attention: Brody Wilson, Treasurer and Chief Accounting Officer Telephone: 503-610-7176 Email: brody.wilson@nwnatural.com With a copy (which will not constitute notice) to: Attention: Darren Nakata, Chief Legal Counsel Telephone: 503-610-7073 Email: darren.nakata@nwnatural.com Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by direct written electronic means, on the date of transmission, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt. DB1/ 154080392.9 -13- As between the parties hereto, the Trustee shall have the right to accept and act upon instructions given pursuant to this Indenture (“Instructions”) and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing the Authorized Officers. In the absence of gross negligence or willful misconduct by the Trustee, if the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling; provided, however, that Instructions involving outgoing wires and/or outgoing transfers of funds must be confirmed by the Trustee by telephonic communication with the Authorized Officer providing such Instructions (and the Trustee may assume that the person on the phone is the Authorized Officer if the person on the phone purports, or appears to be, the Authorized Officer and the Trustee shall have no obligation to determine that the person on the phone is the Authorized Officer) (such confirmation by telephonic communication, (the “Transfer of Funds Telephonic Confirmation”). Subject to the sentence immediately above, the Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that, in the absence of gross negligence or willful misconduct, Instructions that purport to have been sent by or on behalf of an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit or direct the transmission of such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible for safeguarding the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. Subject to the requirement regarding the Transfer of Funds Telephonic Confirmation, when applicable, the Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the executed instructions or directions to the Trustee in a timely manner, and (b) such executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions and such party shall provide to the Trustee an incumbency certificate listing such authorized representative, which incumbency certificate shall be amended whenever a person is to be added or deleted from the listing. If the party elects to give the Trustee email or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee's understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions. Subject to the requirement regarding the Transfer of Funds Telephonic Confirmation, when applicable, the Company, by providing electronic Instructions, agrees: (i) (in the absence of the Trustee’s gross negligence or willful misconduct) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Trustee and the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. Notwithstanding any other provision of this Indenture or any series of Securities, or any Tranche thereof, where this Indenture or any series of Securities, or any Tranche thereof, provides for notice of any event or any other communication (including any notice of redemption or repurchase) to a Holder of a global Security (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices at the Depositary.

DB1/ 154080392.9 -14- SECTION 106. Notice to Holders of Securities; Waiver. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, and except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice; provided that the Company, the Trustee and one or more Holders may from time to time agree in writing that notices to such Holders may or shall be given by a different method. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. SECTION 107. Conflict with Trust Indenture Act. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof. SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not. SECTION 110. Separability Clause. In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 111. Benefits of Indenture. Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders and, so long as the notice described in Section 1413 hereof has not been given, the holders of Senior Indebtedness with respect to the subordination DB1/ 154080392.9 -15- herein, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided, however, that the holders of Senior Indebtedness shall not have any other benefit or any legal or equitable right, remedy or claim against the Trustee under this Indenture or otherwise against the Trustee (in any capacity in which the Trustee acts under this Indenture), and the Trustee (in any capacity in which the Trustee acts under this Indenture) shall have no obligation, responsibility, or liability whatsoever to the holders of Senior Indebtedness. SECTION 112. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), without giving effect to its conflicts-of-law principles, except to the extent that the Trust Indenture Act shall be applicable. SECTION 113. Legal Holidays. Unless otherwise provided with respect to a series of Securities as contemplated in Section 301(u), in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in an indenture supplemental hereto, or in the Board Resolution, Officer’s Certificate or Company Order which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect, and in the same amount, as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. SECTION 114. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, epidemics or pandemics, recognized public emergencies, quarantine restrictions, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services and hacking, cyber-attacks, or other use or infiltration of the Trustee’s technological infrastructure exceeding authorized access; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. The Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to maintain its computer (hardware and software) services in good working order. SECTION 115. Waiver of Jury Trial. EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. DB1/ 154080392.9 -16- SECTION 116. USA Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act. SECTION 117. Compliance with Applicable Tax Law. In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Tax Law”) that the Company, the Trustee or the applicable Paying Agent may be or has agreed in writing to be subject to, if any, the Company and the Trustee each agree to provide the other party with information in its possession about the Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) that is reasonably requested, in writing, by the other party so the other party can determine whether it or the applicable Paying Agent has any tax related obligations under Applicable Tax Law. In connection with any payments on any Securities issued under this Indenture, the Company, the Trustee and the applicable Paying Agent shall be entitled to withhold or deduct amounts required to be withheld or deducted from such payments by Applicable Tax Law, and neither the Company nor the Trustee nor the applicable Paying Agent shall have any obligation to gross-up any such payments or to pay any additional amounts with respect to such withholding or deduction. ARTICLE TWO Security Forms SECTION 201. Forms Generally. The definitive Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer’s Certificate pursuant to such a supplemental indenture or Board Resolution or in a Company Order as contemplated by Section 303(b), in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such notations, legends or endorsements placed thereon as may be required to comply with applicable law, the rules of any securities exchange or any applicable Depositary, including The Depository Trust Company, or other clearing corporation or securities intermediary, automated quotation system, agreements to which the Company is subject, or usage, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form or forms of Securities of any series are established in a Board Resolution or in an Officer’s Certificate pursuant to a supplemental indenture or a Board Resolution, such Board Resolution and Officer’s Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303(b) for the authentication and delivery of such Securities. Unless otherwise specified as contemplated by Sections 301 or 1201(g), the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof. DB1/ 154080392.9 -17- SECTION 202. Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication shall be in substantially the form set forth below: This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. Dated: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: Authorized Signatory ARTICLE THREE The Securities SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer’s Certificate (which need not comply with Section 102) pursuant to a supplemental indenture or a Board Resolution or in a Company Order as contemplated by Section 303(b): (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series); (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder); (c) the Person or Persons (without specific identification) to whom any interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest; (d) the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension); and the right, if any, to extend the Stated

DB1/ 154080392.9 -18- Maturity of the Securities of such series, or any Tranche thereof, and the duration of any such extension; (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest after Maturity if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest, or interest deferred as contemplated in Section 312, shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise, the date or dates from which such interest shall accrue; the Interest Payment Dates and the Regular Record Dates, if any, for the interest payable on such Securities on any Interest Payment Date; the basis of computation of interest, if other than as provided in Section 310; and the right, if any, to extend the interest payment periods and the duration of any such extension, and the consequences thereof, as contemplated in Section 312; (f) the place or places at which and/or methods (if other than as provided in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof; (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange, or such interdealer quotation system or self-regulatory organization upon which Securities are listed or traded; (h) the obligation or obligations, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption or repayment at the option of the Holder; (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of One Thousand Dollars ($1,000) and any integral multiple thereof; (j) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such DB1/ 154080392.9 -19- election may be made and the manner in which the amount of such coin or currency payable is to be determined; (k) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than Dollars) and the manner in which the equivalent of the principal amount thereof in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be Outstanding at any time; (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this Section; (n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802; (o) any Events of Default, in addition to those specified in Section 801, or any exceptions to those specified in Section 801 with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six, or any exceptions to those set forth in Article Six; (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person; (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, whether Eligible Obligations include Investment Securities with respect to Securities of such series, and any provisions for satisfaction and discharge of Securities of any series, in addition to those set forth in Article Seven, or any exceptions to those set forth in Article Seven; (r) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form, (iii) any form of legend or legends to be borne on such global Security, (iv) the Depositary, and (v) any and all other matters incidental to such Securities; DB1/ 154080392.9 -20- (s) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201; (t) to the extent not established pursuant to clause (r) of this Section, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof; (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; (v) any rights or duties of another Person to assume the obligations of the Company with respect to the Securities of such series (whether as joint obligor, primary obligor, secondary obligor or substitute obligor) and any rights or duties to discharge and release any obligor with respect to the Securities of such series or the Indenture to the extent related to such series; (w) any variation in the definitions of Senior Indebtedness or Pari Passu Securities, with respect to the Securities of such series, or any Tranche thereof; (x) any collateral security, assurance or guarantee for the Securities of such series; and (y) any other terms of the Securities of such series, or any Tranche thereof that the Company may elect to specify, not inconsistent with the provisions of this Indenture. With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer’s Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of Section 303. All Securities of any one series shall be substantially identical, except as to principal amount and date of issue and except as may be set forth in the terms of such series as contemplated above. The Securities of each series shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen. Unless otherwise provided with respect to a series of Securities as contemplated in Section 301(b), without the consent of any Holder, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized (if any) with respect to such series as increased. SECTION 302. Denominations. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof. DB1/ 154080392.9 -21- SECTION 303. Execution, Authentication, Delivery and Dating. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon and attested by any other Authorized Officer or by the Secretary or an Assistant Secretary of the Company. The signature of any or all of these officers on the Securities may be manual, PDF transmission or facsimile. Securities bearing the manual, PDF transmission or facsimile signatures of individuals who were at the time of execution Authorized Officers or the Secretary or an Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. The Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of: (a) the instrument or instruments establishing the form or forms and terms of the Securities of such series, as provided in Sections 201 and 301; (b) a Company Order requesting the authentication and delivery of such Securities and to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer’s Certificate pursuant to a supplemental indenture or a Board Resolution, all as contemplated by Sections 201 and 301, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments establishing the terms of the Securities of such series delivered pursuant to clause (a) above; (c) the Securities of such series, each executed on behalf of the Company by an Authorized Officer; (d) an Opinion of Counsel to the effect that: (i) (A) the form or forms of such Securities have been duly authorized by the Company, and (B) the form or forms of the Securities have been established in conformity with the provisions of this Indenture; (ii) (A) the terms of such Securities have been duly authorized by the Company, and (B) the terms of the Securities have been established in conformity with the provisions of this Indenture; and (iii) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the

DB1/ 154080392.9 -22- Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be provided with such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Securities of such series (provided that such Opinion of Counsel addresses the authentication and delivery of all Securities of such series), and that in lieu of the opinions described in clauses (ii) and (iii) above such Opinion of Counsel may, alternatively, state, respectively, (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or Orders, or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company, and will have been established in conformity with the provisions of this Indenture; and (y) that, such Securities, when (1) executed by the Company, (2) authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel and (4) paid for as contemplated by and in accordance with the aforesaid Company Order or Orders or specified procedures referred to in paragraph (x) above, as the case may be, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, and compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series pursuant to a Periodic Offering, the Trustee shall be entitled to assume that the Company’s instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any Governmental Authority having jurisdiction over the Company. If the forms or terms of the Securities of any series have been established by or pursuant to a Board Resolution, an Officer’s Certificate or a Company Order as permitted by Sections 201, 301 or 303(b), the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will materially or adversely affect the Trustee’s own rights, duties or immunities DB1/ 154080392.9 -23- under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication. Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof. SECTION 304. Global or Temporary Securities. The Company may issue some or all of the Securities in temporary or permanent global form. The Company may issue a global Security only to a Depositary or its nominee. A Depositary or its nominee may transfer a Security in global form only to a nominee of a Depositary or to a successor Depositary, but, upon request of such Depositary, the Company shall deliver non- global Securities in exchange for global Securities. A global Security shall represent the principal amount of Securities specified in the global Security. A global Security may have variations that the Depositary requires or that the Company considers appropriate for such a security, including grids for increasing or decreasing the principal amount of such Security. Beneficial owners of part or all of a global Security are subject to the rules of the applicable Depositary as in effect from time to time. The Company, the Trustee and any Registrar and any Paying Agent shall not be responsible or liable for any acts or omissions of a Depositary, for any records of a Depositary with respect to interests of such Depositary’s participants, entitlement holders, or beneficial owners or for any transactions between the Depositary and its participants, entitlement holders or beneficial owners, for any aspect of the Depositary’s records relating to or payments made on account of beneficial ownership interests in a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership, including the delivery of notices to such participants, entitlement holders or beneficial owners and the selection of security entitlements or beneficial interests for redemption. Until definitive Securities are ready for delivery, the Company may use temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall deliver definitive Securities in exchange for temporary Securities. Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder. DB1/ 154080392.9 -24- SECTION 305. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept in each office designated pursuant to Section 602, with respect to the Securities of each series or any Tranche thereof, a register (all registers kept in accordance with this Section being collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series, or any Tranche thereof, and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the “Security Registrar.” Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount. Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder, for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing. Unless otherwise specified as contemplated by Section 301 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer. The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of fifteen (15) days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption, (b) any Security during the fifteen (15) days before an DB1/ 154080392.9 -25- Interest Payment Date or (c) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, as this term is defined in the Uniform Commercial Code of New York as in effect on the Execution Date, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding. Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith. Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities. SECTION 307. Payment of Interest; Interest Rights Preserved. Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, that, any interest payable at Maturity shall be paid to the Person to whom the principal of such Security is payable. Subject to Section 312, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”), other than at Maturity, shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in clause (a) or (b) below:

DB1/ 154080392.9 -26- (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (a “Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust (and at the request of the Company, invested or reinvested in Government Obligations designated by the Company and maturing on or before the Special Record Date fixed by the Trustee, any interest accruing on such Government Obligations to be promptly paid over to the Company as received free and clear of any lien) for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so sent, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date. (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. SECTION 308. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary. SECTION 309. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Security DB1/ 154080392.9 -27- Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Security Registrar shall be disposed of in accordance with the customary practices of the Security Registrar at the time in effect, and the Security Registrar shall not be required to destroy any such certificates. The Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section to the Trustee and the Company upon their written request therefor. SECTION 310. Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed during such period. SECTION 311. Payment to Be in Proper Currency. In the case of any Security denominated in any currency other than Dollars or in a composite currency (the “Required Currency”), except as otherwise specified with respect to such Security as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may, but shall not be required to, take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. SECTION 312. Extension of Interest Payment. The Company shall have the right at any time, so long as no Event of Default hereunder has occurred and is continuing with respect to the Securities of any series, to extend interest payment periods (i.e., defer interest payments) from time to time on all Securities of such series, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities. The Company shall give prompt written notice (upon which the Trustee may conclusively rely) to the Trustee in advance of any exercise of the right to extend interest payment periods pursuant to this Section, and such notice shall describe the Securities to which such extension relates and the Interest Payment Date for such Securities following such extension. DB1/ 154080392.9 -28- SECTION 313. CUSIP Numbers. The Company in issuing the Securities of any series may use CUSIP, ISIN or other similar identifying numbers (if then generally in use), and, if so, the Company, the Trustee or the Security Registrar may use CUSIP, ISIN or such other identifying numbers in notices or redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP, ISIN or other number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee and Security Registrar of any change in the CUSIP, ISIN or other such number. ARTICLE FOUR Redemption of Securities SECTION 401. Applicability of Article. Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article. SECTION 402. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer’s Certificate. The Company shall, at least twenty (20) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities that are subject to the prior compliance with any restriction or condition on such redemption provided in the terms of such Securities or elsewhere in this Indenture (other than the giving of notice of such redemption and the deposit of money for such redemption with the Trustee), the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition. SECTION 403. Selection of Securities to Be Redeemed. If less than all the Securities of any series, or any Tranche thereof, are to be redeemed and if the Securities are held in certificated form, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by lot or such method as shall be provided for any particular series or Tranche. In the case of Securities held in book-entry form, the particular Securities to be redeemed shall be selected in accordance with the procedures of the applicable Depositary. With respect to Securities held in certificated form, the Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any such Securities selected to be redeemed in part, the principal amount thereof to be redeemed. DB1/ 154080392.9 -29- For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. SECTION 404. Notice of Redemption. Except as otherwise specified as contemplated by Section 301 for Securities of any series, notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than ten (10) nor more than sixty (60) days prior to the Redemption Date. Except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof, all notices of redemption shall state: (a) the Redemption Date, (b) the Redemption Price (if then ascertainable), or (if not then ascertainable) the method of calculation or determination thereof, (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part, (d) that on the Redemption Date, the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required, (f) that the redemption is for a sinking or other fund, if such is the case, (g) the CUSIP, ISIN or other similar numbers, if any, assigned to such Securities; provided, however, that such notice may state that no representation is made as to the correctness of CUSIP, ISIN or other similar numbers, in which case none of the Company, the Trustee or any agent of the Company or the Trustee shall have any liability in respect of the use of any CUSIP, ISIN or other similar number or numbers on such notices, and the redemption of such Securities shall not be affected by any defect in or omission of such numbers, and (h) such other matters as the Company shall deem desirable or appropriate. Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, at the time such notice is given, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to

DB1/ 154080392.9 -30- redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption. Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company. Notice of any mandatory redemption of Securities shall be given by the Trustee in the name and at the expense of the Company. SECTION 405. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued and unpaid interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Sections 305 and 307. SECTION 406. Securities Redeemed in Part. Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company may execute, and the Trustee may authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. ARTICLE FIVE Sinking Funds SECTION 501. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche. DB1/ 154080392.9 -31- The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities. SECTION 502. Satisfaction of Sinking Fund Payments with Securities. The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been (i) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or (ii) repurchased by the Company in the open market, by tender offer or otherwise, in each case in satisfaction of all or any part of such mandatory sinking fund payment with respect to the Securities of such series; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly. SECTION 503. Redemption of Securities for Sinking Fund. Not less than twenty (20) days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer’s Certificate specifying: (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche; (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment; (c) the aggregate sinking fund payment; (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash; and (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer’s Certificate and, to the extent applicable, all such Securities, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than ten (10) days before each such sinking fund payment date, the Securities to be redeemed upon such sinking fund payment date shall be DB1/ 154080392.9 -32- selected in the manner specified in Section 403 and the Trustee shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406. ARTICLE SIX Covenants SECTION 601. Payment of Principal, Premium and Interest. The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture. SECTION 602. Maintenance of Office or Agency. The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made or such Securities shall be surrendered for payment, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities may be made, registration of transfer or exchange thereof may be effected and notices and demands in respect of such Securities and this Indenture may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event. The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency. Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company or any Affiliate of the Company, in which event the Company or such Affiliate, as the case may be, shall perform all functions to be performed at such office or agency. SECTION 603. Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall DB1/ 154080392.9 -33- promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities. Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act. The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall: (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums. The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall, to the extent permitted by law, be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, unless applicable law provides otherwise, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

DB1/ 154080392.9 -34- SECTION 604. Corporate Existence. Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence as a Corporation. SECTION 605. Annual Officer’s Certificate as to Compliance. Not later than September 1 in each year, commencing September 1, 2025, the Company shall deliver to the Trustee an Officer’s Certificate which need not comply with the requirements of Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer’s knowledge of the Company’s compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture, and making any other statements as may be required by the provisions of Section 314(a)(4) of the Trust Indenture Act. SECTION 606. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Sections 602 and 607 or any additional covenant or restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301 or by clause (b) of Section 1201 if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with Sections 602 and 607 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 604 or 605 (if applicable to all series of Securities Outstanding) or Article Eleven if before the time for such compliance the Holders of a majority in aggregate principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. SECTION 607. Restrictions on Dividends and Debt Payments. If the Company shall have elected to extend any interest payment period as provided in Section 312, and any such period, or any extension thereof, shall be continuing, then the Company shall not, and will cause its majority-owned subsidiaries not to, (i) declare or pay any dividends or distributions on any of the Company’s capital stock, (ii) redeem, purchase, acquire or make a liquidation payment with respect to any of the Company’s capital stock, (iii) pay any principal, interest or premium on, or repay, repurchase or redeem any of the Company’s debt securities that are equal or junior in right of payment to the Securities, or (iv) make any payments with respect to any guarantee by the Company of debt securities if such guarantee is equal or junior in right of payment to the Securities. The foregoing provisions do not prevent or restrict the Company from making: (1) purchases, redemptions or other acquisitions of its capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or agents or a stock purchase or dividend reinvestment plan, or the satisfaction of its obligations pursuant to any contract or security outstanding on the date that the payment of interest is deferred requiring it to purchase, redeem or acquire its capital stock, (2) any payment, repayment, redemption, purchase, DB1/ 154080392.9 -35- acquisition or declaration of dividend described in clauses (i) and (ii) above as a result of a reclassification of its capital stock, or the exchange or conversion of all or a portion of one class or series of its capital stock for another class or series of its capital stock, (3) the purchase of fractional interests in shares of its capital stock pursuant to the conversion or exchange provisions of its capital stock or the security being converted or exchanged, or in connection with the settlement of stock purchase contracts, (4) dividends or distributions paid or made in its capital stock (or rights to acquire its capital stock), or repurchases, redemptions or acquisitions of capital stock in connection with the issuance or exchange of capital stock (or of securities convertible into or exchangeable for shares of its capital stock) and distributions in connection with the settlement of stock purchase contracts, (5) redemptions, exchanges or repurchases of, or with respect to, any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future, or (6) payments under any preferred trust securities, subordinated debentures or junior subordinated debentures, or any guarantee thereof, executed and delivered by the Company or any of its majority-owned subsidiaries, in each case that rank equal in right of payment to the series of Securities with respect to which the Company has elected to defer the payment of interest, or the related guarantee (as the case may be), so long as the amount of payments made on account of such securities or guarantees is paid on all such securities and guarantees then outstanding on a pro rata basis in proportion to the full payment to which each series of such securities and guarantees is then entitled if paid in full. ARTICLE SEVEN Satisfaction and Discharge SECTION 701. Satisfaction and Discharge of Securities. Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid and no longer Outstanding for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust: (a) money in an amount which shall be sufficient, or (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or (c) a combination of (a) or (b) which shall be sufficient, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable direction shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent: DB1/ 154080392.9 -36- (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; (y) an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for (including, if applicable, the requirements set forth in clause (b) and (c) above) relating to the deemed payment and, if the Officer’s Certificate described in clause (z) below shall have been delivered, satisfaction and discharge of, the Company’s indebtedness in respect of such Securities have been complied with; and (z) if the Company intends such deposit to satisfy and discharge its indebtedness in respect of such Securities or portions thereof prior to the Maturity of such Securities or portion thereof, an Officer’s Certificate stating the Company’s intention that, upon delivery of such Officer’s Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section. Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, to the extent applicable, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer’s Certificate specified in clause (z) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Indenture or any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301 or Section 1201(b), but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture. If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, such Securities, or portions of principal amount thereof, shall be selected in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche. In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company’s indebtedness in respect thereof shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof. Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under DB1/ 154080392.9 -37- Sections 304, 305, 306, 403, 404, 406, 503 (as to notice of redemption), 602, 603, 907, 909, 910 and 915 and this Article shall survive such satisfaction and discharge. The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit. Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company’s indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, (i) shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, or (ii) is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company’s indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company’s indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603. SECTION 702. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture, when (a) no Securities remain Outstanding hereunder; (b) the Company has paid or caused to be paid, or made provision acceptable to the Trustee for payment of, all other sums payable hereunder by the Company; and (c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating, among other things, that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; provided, however, that if, in accordance with the last paragraph of Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same. Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and, to the extent applicable, the Trustee under Sections 304, 305, 306, 403, 404, 406, 503 (as to notice of redemption), 602, 603, 907, 909, 910 and 915 and this Article shall survive such satisfaction and discharge.

DB1/ 154080392.9 -38- Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and Eligible Obligations held by the Trustee pursuant to Section 703) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect of evidence the satisfaction and discharge of this Indenture. SECTION 703. Application of Trust Money. Neither the Eligible Obligations nor the money deposited pursuant to Section 701, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that so long as there shall not have occurred and be continuing an Event of Default, any cash so deposited or received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 701, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 907); and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 907); and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured. ARTICLE EIGHT Events of Default; Remedies SECTION 801. Events of Default. “Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events, subject to such additions and exceptions as may be provided pursuant to Section 301: (a) failure to pay any interest on any Security of such series within 30 days after the same becomes due and payable (whether or not payment is prohibited by the subordination provisions of Article Fourteen); provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 312 of this Indenture shall not constitute a default in the payment of interest for this purpose; or (b) failure to pay the principal of or premium, if any, on any Security of such series when it becomes due and payable (whether or not payment is prohibited by the subordination provisions of Article Fourteen); provided, however, that no such default shall DB1/ 154080392.9 -39- constitute an “Event of Default” if the Company has made a valid extension of the Maturity of the Securities of such series, if so provided as contemplated by Section 301; or (c) failure to perform, or breach of, any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically addressed or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) and the continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in aggregate principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued and written notice of the initiation of such corrective action is given to the Trustee within such period; or (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency, reorganization or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of ninety (90) consecutive days; or (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or (f) any other Event of Default with respect to Securities of such series as shall have been specified in the terms thereof as contemplated by Section 301(o). DB1/ 154080392.9 -40- SECTION 802. Acceleration of Maturity; Rescission and Annulment. If an Event of Default, other than the Event of Default described in clause (c) of Section 801, applicable to the Securities of one or more series, but not applicable to all Outstanding Securities, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in aggregate principal amount of the Securities of each such series may then declare the principal amount of all Securities of such series (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) and interest accrued thereon to be due and payable immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in this Indenture), by a notice in writing to the Company (and to the Trustee if given by Holders), and, upon receipt by the Company of notice of such declaration of acceleration, such principal amount (or specified amount) and interest accrued thereon shall become immediately due and payable. If an Event of Default, other than the Event of Default described in clause (c) of Section 801, applicable to all Outstanding Securities shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of all Securities then Outstanding (considered as one class), and not the Holders of the Securities of any one of such series, may then declare the principal of all Securities (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) and interest accrued thereon to be due and payable immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in this Indenture), by a notice in writing to the Company (and to the Trustee if given by Holders), and, upon receipt by the Company of notice of such declaration of acceleration, such principal amount (or specified amount) and interest accrued thereon shall become immediately due and payable. At any time after such a declaration of acceleration with respect to Securities of any series then Outstanding shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been cured, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay (1) all overdue interest, if any, on all Securities of such series then Outstanding; (2) the principal of and premium, if any, on any Securities of such series then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities; (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; (4) all amounts due to the Trustee under Section 907; and (b) if, after application of money paid or deposited in accordance with clause (a) of this Section, Securities of such series would remain Outstanding, any other Event or Events of Default, other than the Event of Default described in Section 801(c), with respect to DB1/ 154080392.9 -41- Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. SECTION 803. Collection of Indebtedness and Suits for Enforcement by Trustee. If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated. If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. SECTION 804. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

DB1/ 154080392.9 -42- and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. SECTION 805. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered. SECTION 806. Application of Money Collected. Any money or other property collected or received by the Trustee pursuant to this Article, or otherwise distributable in respect of the Company’s obligations under this Indenture, shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: First: To the payment of all amounts due the Trustee (including any predecessor Trustee) under Section 907; Second: Subject to the provisions of Article Fourteen, to the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and Third: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct. SECTION 807. Limitation on Suits. No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy under or with respect to this Indenture or the Securities, unless: (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series; DB1/ 154080392.9 -43- (b) the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; (c) such Holder or Holders shall have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request; (d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and (e) no direction inconsistent with such written request shall have been given to the Trustee during such sixty (60)-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or the Securities to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture or the Securities, except in the manner herein provided and for the equal and ratable benefit of all of such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders). SECTION 808. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307 and Section 312) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. SECTION 809. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted. SECTION 810. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The DB1/ 154080392.9 -44- assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. SECTION 811. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. SECTION 812. Control by Holders of Securities. If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that such direction shall not be in conflict with any rule of law or with this Indenture and, for the avoidance of doubt: (a) the Trustee may refuse to follow any direction that conflicts with any rule of law or with this Indenture, or that the Trustee in good faith determines would involve it in personal liability in circumstances where indemnity would not be adequate, (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and (c) before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction. SECTION 813. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. DB1/ 154080392.9 -45- Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. SECTION 814. Undertaking for Costs. The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date). SECTION 815. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. ARTICLE NINE The Trustee SECTION 901. Certain Duties and Responsibilities. (a) The Trustee undertakes to perform, with respect to Securities, such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall have and be subject to all the duties and responsibilities specified in this Indenture or specified with respect to an indenture trustee in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term “default” is hereby defined as an Event of Default which has occurred and is continuing. (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

DB1/ 154080392.9 -46- (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (i) this Section 901(c) shall not be construed to limit the effect of Section 901(a); (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (d) Notwithstanding anything contained in this Indenture to the contrary, the duties and responsibilities of the Trustee under this Indenture shall be subject to the protections, exculpations and limitations on liability afforded to an indenture trustee under the provisions of the Trust Indenture Act. For the purposes of Sections 315(b) and 315(d)(2) of the Trust Indenture Act, the term “responsible officer” is defined as a Responsible Officer. (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. (f) In the absence of willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). SECTION 902. Notice of Defaults. The Trustee shall give notice of any default hereunder about which the Trustee shall have knowledge as set forth in Section 903(g) with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in DB1/ 154080392.9 -47- withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; provided, further, that in the case of any default of the character specified in Section 801(c), no such notice to Holders shall be given until at least sixty (60) days after the occurrence thereof. For the purpose of this Section and clause (i) of Section 903, the term “default” means any event which is, or after notice or lapse of time, or both, would become, an Event of Default with respect to the Securities of such series. SECTION 903. Certain Rights of Trustee. Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act: (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of willful misconduct on its part, conclusively rely upon an Officer’s Certificate; (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney; (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder; (g) the Trustee shall not be charged with knowledge of any default (as defined in Section 902) or Event of Default, or any event which is, or after notice or lapse of time or both would become an Event of Default, as the case may be, with respect to the Securities of any DB1/ 154080392.9 -48- series for which it is acting as Trustee (other than an interest or principal payment default) unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given in the manner provided in Section 105 hereof to the Trustee by the Company or any other obligor on such Securities, or by any Holder of such Securities; (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, as well as to the Trustee’s employees, officers and directors; (i) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; (j) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; (k) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder; (l) Holders will make their own decisions regarding actions relevant to the trust and will not rely on the Trustee with respect to such decisions; (m) the permissive rights of the Trustee enumerated in this Indenture shall not be construed as duties; (n) before taking any action hereunder at the request or direction of the beneficial owners or Holders, the Trustee may require that security or indemnity satisfactory to it be furnished to it for the reimbursement of its fees, costs, liabilities and all expenses (including reasonable attorneys’ fees and expenses) which it may incur and to protect it against all liability, except liability which may result from its negligence or willful misconduct, by reason of any action so taken; (o) it shall not be the duty of the Trustee to see that any duties or obligations imposed herein upon the Company or other persons are performed, and the Trustee shall not be liable or responsible for the failure of the Company or such other persons to perform any act required of them by this Indenture; and (p) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified action pursuant to this Indenture. SECTION 904. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any DB1/ 154080392.9 -49- Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. SECTION 905. May Hold Securities. Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. SECTION 906. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed in writing with, and for the sole benefit of, the Company. SECTION 907. Compensation and Reimbursement. The Company agrees (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance as shall be determined to have been caused by the Trustee’s own negligence or willful misconduct ; and (c) to indemnify the Trustee (which, for purposes of this subsection, shall include its directors, officers and employees) for, and hold it harmless from and against, any loss, damage, claims, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel), including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) and environmental claims, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent any such loss, liability or expense as shall be determined to have been caused by its own negligence or willful misconduct. The Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee hereunder for any amount owing to it or any predecessor Trustee pursuant to this Section, other than property and funds held in trust for the benefit of the Holders of particular Securities under Section 703 (except as otherwise provided in Section 703).

DB1/ 154080392.9 -50- In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 801(d) or Section 801(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law. The provisions of this Section shall survive the resignation or removal of the Trustee, the discharge of the Company’s obligations under Article Seven of this Indenture and/or the termination of this Indenture. “Trustee” for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder. SECTION 908. Disqualification; Conflicting Interests. If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series issued under this Indenture. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act. SECTION 909. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be (a) a Corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority, or (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a Corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and in either case qualified and eligible under this Article and the Trust Indenture Act. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. DB1/ 154080392.9 -51- SECTION 910. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911. (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the resigning or removed (as per Section 910(c) below) Trustee within thirty (30) days after the giving of such notice of resignation or Act of removal delivered to the Trustee as per Section 910(c) below, the resigning or removed Trustee, as applicable, may, at the Company’s expense, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company at least thirty (30) days prior to such removal. (d) If at any time: (1) the Trustee shall fail to comply with Section 908 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or (2) the Trustee shall cease to be eligible under Section 909 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time (subject to Section 914) there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series DB1/ 154080392.9 -52- shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f). (g) The Company (or, should the Company fail so to act promptly, the successor trustee at the expense of the Company) shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. SECTION 911. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an DB1/ 154080392.9 -53- indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. (c) Upon request of any such successor Trustee, the Company shall execute any instruments that fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be. (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article. SECTION 912. Merger, Conversion, Consolidation or Succession to Business. Any Corporation or other Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. SECTION 913. Preferential Collection of Claims Against Company. If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company, or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

DB1/ 154080392.9 -54- (a) the term “cash transaction” shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term “self-liquidating paper” shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act. SECTION 914. Co-trustee and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment. Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company. Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions: (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee; (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee; (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section; DB1/ 154080392.9 -55- (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee. SECTION 915. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche, issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. DB1/ 154080392.9 -56- The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent. If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form: This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. Dated: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: [Name of Authenticating Agent], as Authenticating Agent By: Authorized Signatory If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities. ARTICLE TEN Holders’ Lists and Reports by Trustee and Company SECTION 1001. Lists of Holders. Semiannually, not later than March 1 and September 1 in each year, commencing September 1, 2025, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar. DB1/ 154080392.9 -57- SECTION 1002. Reports by Trustee and Company. Within sixty (60) days of March 1 of each year, commencing with the year 2025, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, a report, dated as of March 1st, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, which may have occurred within the previous twelve (12) months (but if no event has occurred within such period no report need be transmitted), in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, and the Company shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. The Company shall promptly notify the Trustee in writing of the listing of any Securities on any securities exchange and of any delisting thereof. Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder or set forth in any document establishing a series by specification (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). ARTICLE ELEVEN Consolidation, Merger, Conveyance or Other Transfer SECTION 1101. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other entity, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; (b) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and (c) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

DB1/ 154080392.9 -58- SECTION 1102. Successor Entity Substituted. Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor Person formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder. Without limiting the generality of the foregoing, the successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Three, authenticate and deliver, Securities. All Securities so executed by the successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective. SECTION 1103. Limitation. Nothing in this Indenture shall be deemed to prevent or restrict: (a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting entity, (b) any consolidation of the Company with any other Person all of the outstanding voting securities of which are owned, directly or indirectly, by the Company; or any merger of any of such Persons into any other of such Persons; or any conveyance or other transfer, or lease, of its properties or assets substantially as an entirety by any thereof to any other thereof, (c) any conveyance or other transfer, or lease, of any part of the properties and/or assets of the Company which does not constitute the entirety, or substantially the entirety, of its properties and assets, (d) the approval by the Company of, or the consent by the Company to, any consolidation or merger to which any direct or indirect subsidiary or affiliate of the Company may be a party or any conveyance, transfer or lease by any such subsidiary or affiliate of any of its properties or assets, or (e) any other transaction not contemplated by Section 1101. ARTICLE TWELVE Supplemental Indentures SECTION 1201. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes: DB1/ 154080392.9 -59- (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or (b) to add one or more covenants of the Company or other provisions for the benefit of the Holders of all or any series of Securities, or any Tranche, thereof or to surrender any right or power herein conferred upon the Company (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective (i) with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or (ii) when no Security of such series or Tranche remains Outstanding; or (e) to provide collateral security for all but not part of the Securities; or (f) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or (g) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or DB1/ 154080392.9 -60- (k) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or (l) to amend and restate this Indenture, as originally executed and delivered and as it may have been subsequently amended, in its entirety, but with such additions, deletions and other changes as shall not adversely affect the interests of the Holders of the Securities of any series or Tranche in any material respect. Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the Execution Date or at any time thereafter shall be amended and (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the Execution Date or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect such changes or elimination or evidence such amendment hereof; provided that the Indenture shall not be amended as provided in this clause (y) so as to adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect. SECTION 1202. Supplemental Indentures With Consent of Holders. Subject to the provisions of Section 1201, with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall: DB1/ 154080392.9 -61- (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on (except as provided in Section 312 hereof), any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series or Tranche, or (c) modify any of the provisions of this Section, Section 606 or Section 813 with respect to the Securities of any series, or any Tranche thereof, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b), 914 and 1201(h). A supplemental indenture which (x) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder’s right to consent under this Section shall be deemed to be a consent of such Holder. Anything in this Indenture to the contrary notwithstanding, if the Officer’s Certificate, supplemental indenture or Board Resolution, as the case may be, establishing the Securities of any series or Tranche shall provide that the Company may make certain specified additions, changes or eliminations to or from this Indenture which shall be specified in such Officer’s Certificate, supplemental indenture or Board Resolution establishing such series or Tranche, (a) the Holders of Securities of such series or Tranche shall be deemed to have consented to such additions, changes or eliminations to or from this Indenture which shall be specified in such Officer’s Certificate, supplemental indenture or Board Resolution establishing such series or Tranche, (b) no Act of such Holders shall be required to evidence such consent and (c) such consent may be counted in the determination of whether or not the Holders of the requisite principal amount of Securities shall have consented to such additions, changes or eliminations.

DB1/ 154080392.9 -62- SECTION 1203. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties, immunities or liabilities under this Indenture or otherwise. SECTION 1204. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes. SECTION 1205. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect. SECTION 1206. Reference in Securities to Supplemental Indentures. Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche. SECTION 1207. Modification Without Supplemental Indenture. To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officer’s Certificate pursuant to a Board Resolution or an Officer’s Certificate as contemplated by Section 301, and not in a supplemental indenture, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer’s Certificate pursuant to a Board Resolution or an Officer’s Certificate and complying with the requirements of Section 102, as the case may be, delivered to, and accepted by, the Trustee in writing; provided, however, that such supplemental Board Resolution or Officer’s Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied (including the delivery to the Trustee of an Opinion of Counsel and an Officer’s Certificate stating that such additions, changes or elimination are authorized or permitted by this Indenture and containing the statements required by Section 102). Upon the written acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer’s Certificate shall be deemed to be effective and constitute part of the Indenture and a supplemental indenture hereunder. DB1/ 154080392.9 -63- Such acceptance shall be conveyed by a written instrument signed by a Responsible Officer of the Trustee accompanied by an Opinion of Counsel and an Officer’s Certificate. ARTICLE THIRTEEN Meetings of Holders; Action Without Meeting SECTION 1301. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches. SECTION 1302. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than twenty-one (21) nor more than one hundred eighty (180) days prior to the date fixed for the meeting. (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section. (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee. SECTION 1303. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or DB1/ 154080392.9 -64- Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. SECTION 1304. Quorum; Action. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chair of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chair of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than thirty (30) days shall be given as provided in Section 1302(a) not less than ten (10) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum. Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class. Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting. SECTION 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted. DB1/ 154080392.9 -65- (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof. (c) The Trustee shall, by an instrument in writing, appoint a temporary chair of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chair. A permanent chair and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented in person or by proxy at the meeting, considered as one class. (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chair of the meeting to be not Outstanding. The chair of the meeting shall have no right to vote, except as a Holder of a Security or proxy. (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and, except as provided in Section 1304, the meeting may be held as so adjourned without further notice. SECTION 1306. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chair of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chair and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

DB1/ 154080392.9 -66- SECTION 1307. Action Without Meeting. In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in Section 104. ARTICLE FOURTEEN Subordination of Securities SECTION 1401. Securities Subordinate to Senior Indebtedness. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated and junior in right of payment, and subject, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness. However, the Securities of each series will rank equally in right of payment with any Pari Passu Securities of the Company. Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes. SECTION 1402. Payment Over of Proceeds of Securities. In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Company or a substantial part of its property and assets, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1403, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, and such default shall have continued beyond the period of grace, if any, in respect thereof, or (ii) there shall have occurred a default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof, or any other Person on its or their behalf to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and/or premium, if any, and/or accrued interest, if any, on the Securities of any series shall have been declared due and payable pursuant to Section 802 and such declaration shall not have been rescinded and annulled as provided in Section 802, then: (1) the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money’s worth, before the Holders of any of the Securities are entitled to receive a payment on account of the principal of, premium if any, or interest on the indebtedness evidenced by the Securities, including, without limitation, any payments made pursuant to Articles Four and Five; DB1/ 154080392.9 -67- (2) any payment by, or distribution of property or assets of, the Company of any kind or character, whether in cash, property or securities, to which any Holder or the Trustee (for the benefit of the Holders and other than in the Trustee’s individual capacity) would be entitled except for the provisions of this Article, shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee (for the benefit of the Holders and other than in the Trustee’s individual capacity) under this Indenture; and (3) in the event that, notwithstanding the foregoing, any payment by, or distribution of property or assets of, the Company of any kind or character, whether in cash, property or securities, in respect of principal of, premium, if any, or interest on the Securities or in connection with any repurchase by the Company of the Securities, shall be received by the Trustee (for the benefit of the Holders and other than in the Trustee’s individual capacity) or any Holder before all Senior Indebtedness is paid in full, or provision is made for such payment in money or money’s worth, such payment or distribution in respect of principal of, or premium, if any, or interest on the Securities or in connection with any repurchase by the Company of the Securities shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness. Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Eligible Obligations pursuant to Section 701 or Section 702 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article; provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period. For purposes of this Article only, the words “cash, property or securities” shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment which are subordinate in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property and assets as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof. Nothing in Section 1401 or in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907. DB1/ 154080392.9 -68- SECTION 1403. Disputes with Holders of Certain Senior Indebtedness. Any failure by the Company to make any payment on or perform any other obligation in respect of Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any other obligation as to which the provisions of this Section shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1402 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or extension shall have been obtained pending such appeal or review. SECTION 1404. Subrogation. Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash (or securities or other property satisfactory to such holders) in full payment of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive any further payments or distributions of cash, property or securities of the Company applicable to the holders of the Senior Indebtedness until all amounts owing on the Securities shall be paid in full; and such payments or distributions of cash, property or securities received by the Holders of the Securities, by reason of such subrogation, which otherwise would be paid or distributed to the holders of such Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand. SECTION 1405. Obligation of the Company Unconditional. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets, cash or property or securities of the Company referred to in this Article, the Trustee and the Holders shall be entitled to conclusively rely upon any order or decree of a court of competent jurisdiction in which dissolution, winding up, liquidation or reorganization proceedings are pending for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount DB1/ 154080392.9 -69- thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article. The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a representative of such holder or a trustee under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued) to establish, at the cost and expense (including legal fees and expenses) of the Company, that such notice has been given by a holder of such Senior Indebtedness or such representative or trustee on behalf of such holder. In the event that, at the cost and expense (including legal fees and expenses) of the Company, the Trustee determines that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness, or its representative or representatives or trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article, and, if such evidence is not satisfactory to the Trustee in its sole and absolute discretion, the Trustee may defer any payment to such Person pending judicial determination, at the cost and expense (including legal fees and expenses) of the Company, as to the right of such Person to receive such payment or distribution. SECTION 1406. Priority of Senior Indebtedness Upon Maturity. Upon the maturity of the principal of any Senior Indebtedness by lapse of time, acceleration or otherwise, all matured principal of Senior Indebtedness and interest, premium and other payment obligation, if any, thereon shall first be paid in full before any payment of principal or premium, if any, or interest, if any, is made upon the Securities or before any Securities can be acquired by the Company or any sinking fund payment is made with respect to the Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness). SECTION 1407. Trustee as Holder of Senior Indebtedness; Preservation of Trustee’s Rights. The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907. SECTION 1408. Notice to Trustee to Effectuate Subordination. The Company shall give prompt written notice to a Responsible Officer of the Trustee located at its principal office of any fact known to the Company that would prohibit, pursuant to this Article Fourteen, the making of any payment to or by the Trustee with respect to the Securities or any related coupons. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until the Trustee shall have received written notice (upon which the Trustee may conclusively rely) thereof from the Company, from a Holder or from a holder of any Senior Indebtedness or, subject to the last paragraph of Section 1405, from any representative or representatives of such holder or any trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist (and shall be able to

DB1/ 154080392.9 -70- avail itself of the rights and protections set forth in Sections 901 and 903); provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms of this Indenture any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 701 or Section 702 acknowledging that Securities or portions thereof are deemed to have been paid for all purposes of this Indenture, acknowledging that the entire indebtedness of the Company in respect thereof has been satisfied and discharged or acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee is authorized to receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date; provided, further, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee. SECTION 1409. Modification, Extension, etc. of Senior Indebtedness. The holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee. SECTION 1410. Trustee and Paying Agent Have No Duty and No Fiduciary Duty to Holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and objectives as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty or any other duties or obligation to the holders of Senior Indebtedness, and the Trustee (in any capacity in which it may act hereunder, including without limitation as Paying Agent) shall not be liable to, or have any obligation whatsoever to , any such holders for any reason whatsoever, including, without limitation, if the Trustee (in any capacity in which it may act hereunder, including without limitation as Paying Agent) shall pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. SECTION 1411. Paying Agents Other Than the Trustee. The term “Trustee” as used in this Article shall (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning (including in case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder) as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1407, 1408 and 1410 shall not apply to the Company if it acts as Paying Agent. DB1/ 154080392.9 -71- SECTION 1412. Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of Senior Indebtedness with respect to the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or with which it may otherwise be charged. SECTION 1413. Effect of Subordination Provisions; Termination. Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall be of no further effect, and the Securities shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness, if, and to the extent, the Company shall have delivered to the Trustee written notice (upon which the Trustee may conclusively rely) stating that (a) the subordination provisions of this Article are no longer to be in effect and (b) the effective date of such termination of the subordination provisions. Any such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article Twelve. ARTICLE FIFTEEN Immunity of Incorporators, Shareholders, Officers and Directors SECTION 1501. Liability Solely Corporate. No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company, or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, past, present or future, of the Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities. _________________________ This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Signature Page to Northwest Natural Holding Company Indenture (For Unsecured Subordinated Debt Securities) DB1/ 154080392.9 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written. NORTHWEST NATURAL HOLDING COMPANY By: /s/ Brody J. Wilson Name: Brody J. Wilson Title: Vice President, Treasurer, Chief Accounting Officer and Controller U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: /s/ Shannon Matthews Name: Shannon Matthews Title: Assistant Vice President